Exhibit 23.2
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-121439) and in the related Prospectus of our report, dated April 1, 2004, relating to the consolidated financial statements of N-Viro International Corporation included in the Annual Report on Form 10-K for the year ended December 31, 2003.







  /s/  FOLLMER  RUDZEWICZ  PLC
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FOLLMER  RUDZEWICZ  PLC


Southfield,  Michigan
March  29,  2005